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                                                                   EXHIBIT 10.9

                                PROMISSORY NOTE

                                                            DECEMBER 31, 1996


        FOR VALUE RECEIVED, the undersigned Steven S. Myers, ("Debtor") HEREBY PROMISES TO PAY to the order of SM&A ("Unsecured Party"), the principal sum of Six Hundred Thirty Two Thousand Dollars and 00/100 ($632,000.00) including interest as set forth below under the terms and conditions described herein.

1. INTEREST RATE: This Promissory Note will bear a simple interest rate of 7.3% per annum based on a 360-day calendar year, calculated monthly on the unpaid principal balance. Interest is to accrue beginning December 31, 1996.

2. PAYMENT TERMS: Debtor shall pay the full principal balance and all accrued interest no later than February 1, 1998.

3. PERIOD OF PROMISSORY NOTE: This Note is in effect and valid until all accrued principal and interest has been paid to Unsecured Party.

4. PREPAYMENT OF PROMISSORY NOTE: This note may be paid in full or in part at any time without any prepayment penalties incurred by the Debtor.


As attested by the signatures below, both parties agree to the terms and conditions as set forth above.


                                        SM&A, INC.

(DEBTOR)                                (UNSECURED PARTY)
By:                                     By: SM&A



/s/ STEVEN S. MYERS                     /s/ RONALD A. HUNN
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Signature                               Signature


Name: Steven S. Myers                   Chief Financial Officer
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                                        Title


Date: 12/31/96                          Date: 12/31/96
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